                                                           EXHIBIT 99.1

                   [HEWLETT-PACKARD LETTERHEAD]


Editorial Contact:       HP REPORTS FOURTH QUARTER RESULTS          PR111401GP50
Dave Berman, HP
+1 650 857 7277
dave_berman@hp.com
------------------         - Sequential Revenue and Pro Forma EPS Growth
                           - Sequential Pro Forma Expense Reduction
Rebeca Robboy, HP          - Operating Cash Flow of $1.8 Billion
+1 650 857 2064
rebeca_robboy@hp.com
--------------------

PALO ALTO, Calif., Nov. 14, 2001 -- Hewlett-Packard Company (NYSE:HWP) today reported financial results for its fourth fiscal quarter ended Oct. 31, 2001.

Fourth quarter results met or slightly exceeded guidance for revenue, gross margin and expenses provided on the Aug. 16 third quarter earnings call. The company achieved 6% sequential revenue growth, 4% sequential pro forma expense reduction, pro forma earnings per share (EPS) of 19 cents and operating cash flow of $1.8 billion.

The company reported fourth quarter revenue of $10.9 billion compared with $10.3 billion in the third quarter and $13.3 billion in last year's fourth quarter. Revenues were down 18% year-over-year, 15% excluding currency effects.

Gross margin this quarter was 25.7%, essentially flat with 26.0% last quarter on a pro forma basis. Operating expenses declined 4% sequentially and 11% year-over-year on a pro forma basis. Operating expenses were 21.4% of net revenue, down from 23.6% last quarter on a pro forma basis.

Pro forma EPS on a diluted basis was 19 cents (compared with the consensus analyst estimate of 8 cents), up from pro forma EPS of 12 cents in the third quarter and down from pro forma EPS of 41 cents in the year-ago quarter. Pro forma earnings this quarter excluded a $282 million pre-tax restructuring charge for headcount reduction, as well as several other items.

Nov. 14, 2001
Page 2


Including these items, GAAP total EPS was 5 cents per diluted share on approximately 2 billion shares of common stock and equivalents outstanding. GAAP total EPS on a diluted basis for the same period last year was 45 cents.

"In a tough environment, we stayed focused on customers and business fundamentals. We generated sequential revenue growth, expense reductions and pro forma EPS improvements, as well as $1.8 billion in operating cash flow in the fourth quarter. Results were driven by excellent execution in imaging and printing and good performance in services. While overall computing systems results remain weak, we saw improvement in certain segments including storage and PCs. We reduced our cost structure, improved our operational effectiveness and managed inventory aggressively," said Carly Fiorina, chairman and chief executive officer.

"While executing well, we continue to focus on our long-term objectives. We are convinced that the Compaq transaction is a unique opportunity to move HP into the future and benefit our shareowners, customers and employees. We expect this transaction to create substantial earnings accretion soon after the merger closes. With Compaq's customer base and complementary products and services, we will materially strengthen key HP businesses.

"HP has always stood for a willingness to innovate and evolve in the face of changing markets. The company has successfully reinvented itself many times in the past, and we must continue to do so to deliver sustainable shareowner value.

"In 2001, we met many of the major objectives we set for HP and we thank our employees for staying the course and making sacrifices during a year of unprecedented challenges. They enabled HP to be among the select few technology companies to remain profitable throughout 2001. In recognition of their efforts, we have awarded all employees and managers, other than the Executive Council, a special cash bonus equivalent to two days' salary, with a total cost of approximately $45 million."

Nov. 14, 2001
Page 3


Business Segment Results
------------------------

Imaging and Printing Systems
----------------------------

The imaging and printing systems segment includes laser and inkjet printers, imaging devices and associated supplies. Revenues increased 16% sequentially and declined 9% year-over-year (7% in local currency) against the highest revenue quarter in IPS history last year.

Operating margin was 10.5%, compared to 8.7% last quarter and 12.6% in the fourth quarter of last year. The sequential operating margin increase reflects a strong seasonal increase in revenues and solid expense management.

The company made excellent progress during the year on key objectives. These include increasing share in low-end printers and developing new products to improve profitability, winning new business in high-end commercial printing, building on strength in the growing all-in-one market, creating new markets for digital imaging and driving usage of HP supplies.

During the fourth quarter, supplies revenues grew 16% sequentially and 6% year-over-year against a strong compare. HP LaserJet hardware revenue increased 4% sequentially and declined 18% year-over-year. Inkjet printer revenue increased 17% sequentially and declined 35% year-over-year. HP gained or maintained share in all printer hardware categories.

Imaging revenue, which includes digital cameras, photo printers, scanners and all-in-one devices, increased 49% sequentially and 7% year-over-year.

Computing Systems
-----------------

The computing systems segment includes a broad range of Internet infrastructure systems and solutions for businesses and professionals, including workstations, desktops, notebooks, mobile devices, UNIX -Registered Trademark- and PC servers, storage and software solutions. Revenues declined 1% sequentially and declined 31% year-over-year (28% in local currency).

Nov. 14, 2001
Page 4

Operating margin was a negative 4.7%, compared to a negative 3.8% last quarter and positive 4.0% a year ago, reflecting a highly competitive market and weakening demand.

For the fourth quarter, UNIX server revenue was down 11% sequentially and 30% year-over-year, but remained a profitable business amid difficult market conditions. Superdome continued to gain increased customer acceptance and HP's low-end UNIX products continued to perform well versus competitors.

Enterprise storage revenues increased 10% sequentially and declined 22% year-over-year. High-end arrays were up 16% sequentially, driven by new products and margins stabilized in a difficult market. While software revenues declined 7% sequentially and 12% year-over-year, the HP OpenView product showed growth both sequentially and year-over-year.

PC server revenues declined 11% sequentially and 44% year-over-year. Commercial desktops declined 11% sequentially and 39% year-over-year. Home PC revenues increased 23% sequentially and declined 37% year-over-year. HP retained its leading position in home PCs and generated profits in North America while breaking even globally. Notebooks experienced sequential revenue growth of 10% and declined 12% year-over-year, significantly increasing HP's market share in the United States following the release of Windows XP.

IT Services
-----------

The IT Services segment includes mission-critical, outsourcing, consulting and customer financing services. Support revenues grew 3% sequentially and 9% year-over-year (6% in dollars). Outsourcing revenues were up 4% sequentially and up 22% year-over-year (19% in dollars). Consulting revenues declined 5% sequentially and grew 2% year-over-year (a 2% decline in dollars). Overall revenues for the IT Services segment, including HP's financing business, grew 2% sequentially and 5% year-over-year (2% in dollars).

Operating margin was 4.5%, compared to 2.0% for the last quarter and 4.5% for the same period last year.

Nov. 14, 2001
Page 5

Asset Management
----------------

Net cash generated from operations for the quarter was $1.8 billion. Inventory declined by $600 million and was 11.5% of revenue, down from 12.2% last quarter. Trade receivables were 9.9% of revenue compared to 9.2% in the previous quarter. Net property, plant and equipment was 9.7% of revenue, unchanged from last quarter.

Workforce Reduction
-------------------

As announced in July, HP has undertaken a workforce reduction program to eliminate 6,000 jobs and result in an annualized savings of $500 million. HP took a pre-tax restructuring charge of $282 million in the fourth quarter of this fiscal year, covering substantially all of the planned headcount reduction. Approximately 4,000 of the 6,000 reductions have taken place as of Oct. 31, 2001. The remaining job cuts are expected to be completed in the first half of fiscal 2002.

2002 Outlook
------------

Market conditions continue to be difficult and the company is not counting on an economic recovery in 2002. For the first fiscal quarter of 2002, revenues are expected to be down slightly from the fourth quarter due to normal seasonal effects. Gross margins are expected to be approximately flat with the fourth quarter, reflecting an intensely competitive environment. The company expects to hold expenses approximately flat with the fourth quarter on a pro forma basis.

Accounting Changes
------------------

During the fourth quarter, HP adopted Securities and Exchange Commission Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements," and has restated 2001 quarterly results for the first three quarters accordingly. HP also made several other minor reporting changes for all periods presented, including a reclassification of leasing-related interest income and expense.

Nov. 14, 2001
Page 6

About HP
--------

Hewlett-Packard Company -- a leading global provider of computing and imaging solutions and services -- is focused on making technology and its benefits accessible to all. HP had total revenue of $45.2 billion in its 2001 fiscal year. Information about HP and its products can be found on the World Wide Web at http://www.hp.com.

                             # # #

UNIX is a registered trademark of the Open Group.

This news release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of HP and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of earnings, revenues, synergies, accretion or other financial items; any statements of the plans, strategies, and objectives of management for future operations, including the execution of integration and restructuring plans and the anticipated timing of filings, approvals and closings relating to planned acquisitions; any statements concerning proposed new products, services, developments or industry rankings; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the ability of HP to retain and motivate key employees; the timely development, production and acceptance of products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; the difficulty of keeping expense growth at modest levels while increasing revenues; the challenges of integration and restructuring associated with acquisitions and achieving anticipated synergies; the possibility that proposed acquisitions may not close or that modifications of some aspects of proposed acquisitions may be required in order to obtain regulatory approvals; the assumption of maintaining revenues on a combined company basis following acquisitions; and other risks that are described from time to time in HP's Securities and Exchange Commission reports, including but not limited to the annual report on Form 10-K for the year ended Oct. 31, 2000, and subsequently filed reports. HP assumes no obligation and does not intend to update these forward-looking statements.

Nov. 14, 2001
Page 7

Additional Information about the Merger and Where to Find It
------------------------------------------------------------

HP and Compaq intend to file with the SEC a joint proxy statement/prospectus and other relevant materials in connection with the merger. The joint proxy statement/prospectus will be mailed to the shareowners of HP and Compaq. Shareowners of HP and Compaq are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about HP, Compaq and the merger. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by HP or Compaq with the SEC, may be obtained free of charge at the SEC's Web site at www.sec.gov. In addition, shareowners may obtain free copies of the documents filed with the SEC by HP by contacting HP Investor Relations, 3000 Hanover Street, Palo Alto, California 94304, 650-857-1501. Shareowners may obtain free copies of the documents filed with the SEC by Compaq by contacting Compaq Investor Relations, P.O. Box 692000, Houston, Texas 77269-2000, 800-433-2391. Shareowners are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

HP, Carleton S. Fiorina, HP's chairman of the board and chief executive officer, Robert P. Wayman, HP's executive vice president and chief financial officer, and certain of HP's other executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareowners of HP and Compaq in favor of the merger. The other executive officers and directors of HP who may be participants in the solicitation of proxies in connection with the merger have not been determined as of the date of this filing. A description of the interests in HP of HP, Ms. Fiorina, Mr. Wayman and HP's other executive officers and directors is set forth in the proxy statement for HP's 2001 Annual Meeting of Shareowners, which was filed with the SEC on January 25, 2001. Full participant information may be found in HP's Form 425 filed with the SEC on September 25, 2001. Shareowners may obtain more detailed information regarding the direct and indirect interests of Ms. Fiorina, Mr. Wayman and HP's other executive officers and directors in the merger by reading the joint proxy statement/prospectus when it becomes available.

Nov. 14, 2001
Page 8

                 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
               CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                (Unaudited)
                  (In millions except per share amounts)


                                                    Three months ended
                                                         October 31,         Percent
                                                    --------------------     increase/
                                                     2001        2000(a)    (decrease)
                                                  ---------    ---------    ----------
Net revenue                                       $ 10,876     $ 13,295         (18)

Costs and expenses:
  Cost of products sold and services                 8,081        9,677
  Research and development                             650          706
  Selling, general and administrative                1,741        1,925
  Restructuring charges                                282           19
                                                  ---------    ---------
      Total costs and expenses                      10,754       12,327         (13)
                                                  ---------    ---------

Earnings from operations                               122          968         (87)

Interest and other, net                                 (7)          48
Net investment losses                                   90           13
Gains on divestitures                                   78          195
                                                  ---------    ---------

Earnings before extraordinary item and taxes           103        1,198         (91)

Provision for taxes                                     19          276
                                                  ---------    ---------

Net earnings before extraordinary item                  84          922         (91)

Extraordinary item - gain on early
  extinguishment of debt, net of taxes                  13            -
                                                  ---------    ---------

Net earnings                                      $     97     $    922         (89)
                                                  =========    =========

Basic net earnings per share:(b)
  Net earnings before extraordinary item          $   0.04     $   0.47
  Extraordinary item - gain on early
    extinguishment of debt, net of taxes              0.01            -
                                                  ---------    ---------
  Net earnings                                    $   0.05     $   0.47
                                                  =========    =========

Diluted net earnings per share:(b)
  Net earnings before extraordinary item          $   0.04     $   0.45
  Extraordinary item - gain on early
    extinguishment of debt, net of taxes              0.01           -
                                                  ---------    ---------
  Net earnings                                    $   0.05     $   0.45
                                                  =========    =========

Cash dividends declared per share(b)              $     -      $     -

Average number of shares and share equivalents:(b)
  Basic                                              1,936        1,955
  Diluted                                            1,960        2,051

(a) Certain reclassifications have been made to previously reported results of operations for the three months ended October 31, 2000, to reflect the accounting changes more fully described in notes (b) and (c) to the Restated Consolidated Condensed Statement of Earnings.

(b) The calculation of diluted earnings per share includes the effect of common stock equivalents, such as stock options, while the calculation of basic earnings per share does not. All share and per-share amounts reflect the two-for-one stock split effective October 27, 2000.

Nov. 14, 2001
Page 9

                 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
               CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                (Unaudited)
                  (In millions except per share amounts)


                                                    Twelve months ended
                                                     October 31, (a)(b)       Percent
                                                    --------------------     increase/
                                                     2001        2000(a)    (decrease)
                                                  ---------    ---------    ----------
Net revenue                                       $ 45,226     $ 48,870         (7)

Costs and expenses:
  Cost of products sold and services                33,474       35,046
  Research and development                           2,670        2,634
  Selling, general and administrative                7,259        7,063
  Restructuring charges                                384          102
                                                  ---------    ---------
      Total costs and expenses                      43,787       44,845         (2)
                                                  ---------    ---------
Earnings from operations                             1,439        4,025        (64)

Interest and other, net                                171          356
Net investment losses (gains)                          455          (41)
Litigation settlement                                  400           -
Losses (gains) on divestitures                          53         (203)
                                                  ---------    ---------
Earnings from continuing operations before
 extraordinary item, cumulative effect of
 change in accounting principle and taxes              702        4,625        (85)

Provision for taxes                                     78        1,064
                                                  ---------    ---------
Net earnings from continuing operations before
 extraordinary item and cumulative effect of
 change in accounting principle                        624        3,561        (82)

Net earnings from discontinued operations               -           136
                                                  ---------    ---------
Net earnings before extraordinary item and
 cumulative effect of change in accounting
 principle                                             624        3,697        (83)

Extraordinary item - gain on early
 extinguishment of debt, net of taxes                   56           -

Cumulative effect of change in accounting
 principle, net of taxes                              (272)          -
                                                  ---------    ---------
Net earnings                                      $    408     $  3,697        (89)
                                                  =========    =========
Basic net earnings per share:(c)
  Net earnings from continuing operations before
   extraordinary item and cumulative effect of
   change in accounting principle                 $   0.32     $   1.80
  Net earnings from discontinued operations             -          0.07
  Extraordinary item - gain on early
   extinguishment of debt, net of taxes               0.03           -
  Cumulative effect of change in accounting
   principle, net of taxes                           (0.14)          -
                                                  ---------    ---------
  Net earnings                                    $   0.21     $   1.87
                                                  =========    =========
Diluted net earnings per share:(c)
  Net earnings from continuing operations before
   extraordinary item and cumulative effect of
   change in accounting principle                 $   0.32     $   1.73
  Net earnings from discontinued operations             -          0.07
  Extraordinary item - gain on early
   extinguishment of debt, net of taxes               0.03           -
  Cumulative effect of change in accounting
   principle, net of taxes                           (0.14)          -
                                                  ---------    ---------
  Net earnings                                    $   0.21     $   1.80
                                                  =========    =========
Cash dividends declared per share(c)               $   0.32     $   0.32

Average number of shares and share equivalents:(c)
  Basic                                              1,936        1,979
  Diluted                                            1,974        2,077

(a)  As more fully described in note (a) to the Restated Consolidated
     Condensed Statement of Earnings, HP adopted SAB 101 in the fourth quarter of fiscal year 2001. The results of operations for the first three quarters of fiscal year 2001 have been restated to reflect this accounting change.

(b) Certain reclassifications have been made to previously reported results of operations for the first three quarters of fiscal year 2001 and all four quarters of fiscal year 2000 to reflect the accounting changes more fully described in notes (b) and (c) to the Restate Consolidated Condensed Statement of Earnings.

(c) The calculation of diluted earnings per share includes the effect of common stock equivalents, such as stock options, while the calculation of basic earnings per share does not. All share and per-share amounts reflect the two-for-one stock split effective October 27, 2000.

Nov. 14, 2001
Page 10

                 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                   Excluding adjustments itemized below
                                (Unaudited)
                  (In millions except per share amounts)


                                                    Three months ended
                                                         October 31,         Percent
                                                    --------------------     increase/
                                                     2001        2000       (decrease)
                                                  ---------    ---------    ----------
Net revenue                                       $ 10,876     $ 13,295        (18)

Costs and expenses:
  Cost of products sold and services                 8,081        9,677
  Research and development                             632          704
  Selling, general and administrative                1,693        1,904
                                                  ---------    ---------
      Total costs and expenses                      10,406       12,285        (15)
                                                  ---------    ---------
Earnings from operations                               470        1,010        (53)

Interest and other, net                                 (7)          48
                                                  ---------    ---------
Earnings before extraordinary item and taxes           463        1,058        (56)

Provision for taxes                                    102          216
                                                  ---------    ---------
Net earnings before extraordinary item            $    361     $    842        (57)
                                                  =========    =========
Net earnings per share before extraordinary
 item:
  Basic                                           $   0.19     $   0.43
  Diluted                                         $   0.19     $   0.41

Average number of shares and share equivalents:
  Basic                                              1,936        1,955
  Diluted                                            1,960        2,051

The pro forma amounts above have been adjusted to exclude the following items:

Costs and expenses:
  Amortization of goodwill and other intangible
   assets                                         $     50     $     23
  Acquisition-related charges                           16           -
  Restructuring charges                                282           19
                                                  ---------    ---------
    Total adjustments to costs and expenses            348           42

Net investment losses                                   90           13

Gains on divestitures                                  (78)        (195)

Income tax effect                                      (83)          60
                                                  ---------    ---------
Total pro forma adjustments                       $    277     $    (80)
                                                  =========    =========

Nov. 14, 2001
Page 11

                 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                   Excluding adjustments itemized below
                                (Unaudited)
                  (In millions except per share amounts)


                                                    Twelve months ended
                                                         October 31,         Percent
                                                    --------------------     increase/
                                                     2001        2000       (decrease)
                                                  ---------    ---------    ----------
Net revenue                                       $ 45,226     $ 48,870         (7)

Costs and expenses:
  Cost of products sold and services                33,474       35,046
  Research and development                           2,629        2,627
  Selling, general and administrative                7,066        6,928
                                                  ---------    ---------
      Total costs and expenses                      43,169       44,601         (3)
                                                  ---------    ---------
Earnings from operations                             2,057        4,269        (52)

Interest and other, net                                171          356
                                                  ---------    ---------
Earnings from continuing operations before
 extraordinary item, cumulative effect of
 change in accounting principle and taxes            2,228        4,625        (52)

Provision for taxes                                    489        1,032
                                                  ---------    ---------
Net earnings from continuing operations before
 extraordinary item and cumulative effect of
 change in accounting principle                   $  1,739     $  3,593        (52)
                                                  =========    =========
Net earnings per share from continuing operations
 before extraordinary item and cumulative effect
 of change in accounting principle:
  Basic                                           $   0.90     $   1.82
  Diluted                                         $   0.89     $   1.74

Average number of shares and share equivalents:
  Basic                                              1,936        1,979
  Diluted                                            1,974        2,077

The pro forma amounts above have been adjusted to exclude the following items:

Costs and expenses:
  Amortization of goodwill and other intangible
   assets                                         $    174     $     86
  Acquisition-related charges                           60           -
  Restructuring charges                                384          102
  Costs related to Agilent spin-off                     -            56
                                                  ---------    ---------
    Total adjustments to costs and expenses            618          244

Net investment losses (gains)                          455          (41)

Litigation settlement                                  400           -

Losses (gains) on divestitures                          53         (203)

Income tax effect                                     (411)          32
                                                  ---------    ---------
Total pro forma adjustments                       $  1,115     $     32
                                                  =========    =========

Nov. 14, 2001
Page 12

                 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                   CONSOLIDATED CONDENSED BALANCE SHEET
                              (In millions)

                                                 October 31,  October 31,
                                                    2001         2000
                                                 -----------  -----------
                                                 (unaudited)
ASSETS

Current assets:
  Cash and cash equivalents                       $  4,197     $  3,415
  Short-term investments                               139          592
  Accounts receivable, net                           4,488        6,394
  Financing receivables, net                         2,183        2,174
  Inventory                                          5,204        5,699
  Other current assets                               5,094        4,970
                                                 -----------  -----------
    Total current assets                            21,305       23,244

Property, plant and equipment, net                   4,397        4,500

Long-term investments and other assets               6,882        6,265
                                                 -----------  -----------
Total assets                                      $ 32,584     $ 34,009
                                                 ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Notes payable and short-term borrowings         $  1,722     $  1,555
  Accounts payable                                   3,791        5,049
  Employee compensation and benefits                 1,477        1,584
  Taxes on earnings                                  1,818        2,046
  Deferred revenues                                  1,867        1,759
  Other accrued liabilities                          3,289        3,204
                                                 -----------  -----------

    Total current liabilities                       13,964       15,197

Long-term debt                                       3,729        3,402

Other liabilities                                      938        1,201

Stockholders' equity                                13,953       14,209
                                                 -----------  -----------

Total liabilities and stockholders' equity        $ 32,584     $ 34,009
                                                 ===========  ===========

Nov. 14, 2001
Page 13

                 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                           SEGMENT INFORMATION
                               (Unaudited)
                              (In millions)

Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below:

                                                    Three months ended
                                                        October 31,          Percent
                                                  ----------------------     increase/
                                                     2001        2000       (decrease)
                                                  ---------    ---------    ----------
Net revenue:

  Imaging and Printing Systems                    $  4,989     $  5,487         (9)
  Computing Systems                                  3,961        5,748        (31)
  IT Services                                        1,914        1,885          2
  Other                                                149          450        (67)
                                                  ---------    ---------
     Total Segments                                 11,013       13,570
                                                  ---------    ---------

  Eliminations / Other                                (137)        (275)

     Total HP Consolidated                        $ 10,876     $ 13,295        (18)
                                                  =========    =========

Earnings from operations:

  Imaging and Printing Systems                    $    524     $    690        (24)
  Computing Systems                                   (188)         229       (182)
  IT Services                                           86           84          2
  Other                                                (52)         (46)       (13)
                                                  ---------    ---------
     Total Segments                                    370          957
                                                  ---------    ---------

  Eliminations / Other                                (248)          11

     Total HP Consolidated                        $    122     $    968        (87)
                                                  =========    =========

Nov. 14, 2001
Page 14

                 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
                           SEGMENT INFORMATION
                               (Unaudited)
                              (In millions)

Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below:

                                                   Twelve months ended
                                                        October 31,          Percent
                                                  ----------------------     increase/
                                                     2001        2000       (decrease)
                                                  ---------    ---------    ----------
Net revenue:

  Imaging and Printing Systems                    $ 19,447     $ 20,468         (5)
  Computing Systems                                 17,771       20,653        (14)
  IT Services                                        7,599        7,150          6
  Other                                              1,010        1,556        (35)
                                                  ---------    ---------
     Total Segments                                 45,827       49,827
                                                  ---------    ---------

  Eliminations / Other                                (601)        (957)

     Total HP Consolidated                        $ 45,226     $ 48,870         (7)
                                                  =========    =========

Earnings from operations:

  Imaging and Printing Systems                    $  1,987     $  2,666        (25)
  Computing Systems                                   (450)       1,007       (145)
  IT Services                                          342          474        (28)
  Other                                               (321)         (92)      (249)
                                                  ---------    ---------
     Total Segments                                  1,558        4,055
                                                  ---------    ---------
  Eliminations / Other                                (119)         (30)

     Total HP Consolidated                        $  1,439     $  4,025        (64)
                                                  =========    =========

Nov. 14, 2001
Page 15

                 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
           RESTATED CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                                (Unaudited)
                   (In millions except per share amounts)

                                                    Jan. 31, 2001    April 30, 2001    July 31, 2001
                                                      (Restated)       (Restated)       (Restated)
                                                    -------------   ---------------    -------------
Net revenue                                          $    12,398    $    11,668        $    10,284

Costs and expenses:
  Cost of products sold and services                       9,060          8,724              7,609
  Research and development                                   673            685                662
  Selling, general and administrative                      1,793          1,916              1,809
  Restructuring charges                                      102             -                  -
                                                    -------------   ---------------    -------------
      Total costs and expenses                            11,628         11,325             10,080
                                                    -------------   ---------------    -------------

Earnings from operations                                     770            343                204

Interest and other, net                                       97             39                 42
Litigation settlement                                         -             400                 -
Net investment losses                                        365             -                  -
Loss on divestiture                                           -              -                 131
                                                    -------------   ---------------    -------------

Earnings before extraordinary item, cumulative
 effect of change in accounting principle and taxes          502            (18)               115
Provision (benefit) for taxes                                112            (53)                -
                                                    -------------   ---------------    -------------

Net earnings before extraordinary item and
 cumulative effect of change in accounting
 principle                                                   390             35                115
Extraordinary item - gain on early extinguishment
 of debt, net of taxes                                        23             12                  8
Cumulative effect of change in accounting principle,
 net of taxes                                               (272)            -                  -
                                                    -------------   ---------------    -------------
Net earnings                                         $       141    $        47        $       123
                                                    =============   ===============    =============
Basic net earnings per share:
  Net earnings before extraordinary item and
   cumulative effect of change in accounting
   principle                                         $      0.20    $      0.02        $      0.06
  Extraordinary item - gain on early
   extinguishment of debt, net of taxes                     0.01             -                  -
  Cumulative effect of change in accounting
   principle, net of taxes                                 (0.14)            -                  -
                                                    -------------   ---------------    -------------
  Net earnings                                       $      0.07    $      0.02        $      0.06
                                                    =============   ===============    =============
Diluted net earnings per share:
  Net earnings before extraordinary item and
   cumulative effect of change in accounting
   principle                                         $      0.20    $      0.02        $      0.06
  Extraordinary item - gain on early
   extinguishment of debt, net of taxes                     0.01             -                  -
  Cumulative effect of change in accounting
   principle, net of taxes                                 (0.14)            -                  -
                                                    -------------   ---------------    -------------
  Net earnings                                       $      0.07    $      0.02        $      0.06
                                                    =============   ===============    =============

Cash dividends declared per share                    $      0.16    $        -         $      0.16

Average number of shares and share equivalents:
  Basic                                                    1,930          1,935              1,936
  Diluted                                                  1,996          1,987              1,967



The amounts previously reported in HP's Quarterly Reports on Form 10-Q have been adjusted for the following items to reflect the restated amounts presented above:

Net revenue:
  SAB 101 (a)                                        $       387            (23)                48
  EITF 00-25 (b)                                             (40)           (15)               (11)
  Financing interest income (c)                              103             99                100
                                                    -------------   ---------------    -------------
                                                             450             61                137

Cost of products sold and services:
  SAB 101 (a)                                                280              2                 33
  Financing interest expense (c)                              77             55                 56
                                                    -------------   ---------------    -------------
                                                             357             57                 89

Operating expense:
  EITF 00-25 (b)                                             (40)           (15)               (11)

Interest and other, net:
  Financing interest income (c)                             (103)           (99)              (100)
  Financing interest expense (c)                              77             55                 56
                                                    -------------   ---------------    -------------
                                                             (26)           (44)               (44)

Income tax effect                                             22             (5)                 3
                                                    -------------   ---------------    -------------

Total adjustments before cumulative effect of
 change in accounting principle                               85            (20)                12

Cumulative effect of change in accounting principle,
 net of taxes                                               (272)            -                  -
                                                    -------------   ---------------    -------------

Total restatement adjustments                        $      (187)   $       (20)       $        12
                                                     ============   ===============    =============

(a)  HP adopted Securities and Exchange Commission Staff Accounting Bulletin
     No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements" in the fourth quarter of fiscal year 2001. This accounting change was adopted effective as of the first quarter of fiscal year 2001. Accordingly, HP has restated its consolidated results of operations for the first three quarters of fiscal year 2001, including a cumulative effect of change in accounting principle, which was recorded as a reduction of net income as of the beginning of the first quarter of fiscal year 2001.

(b) HP adopted Emerging Issues Task Force Issue No. 00-25 ("EITF 00-25"), "Vendor Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products" in the fourth quarter of fiscal year 2001. HP has restated its consolidated results of operations for all periods presented to reflect this accounting change.

(c) HP adopted a new accounting policy in the fourth quarter of fiscal year 2001 related to the classification of financing interest income and expense. Previously, HP recorded financing interest and expense as non-operating interest income and expense, respectively. Under the new policy, financing interest income and expense are classified as revenue and costs of products sold and services, respectively. HP has restated its consolidated results of operations for all periods presented to reflect this change in accounting policy.

Nov. 14, 2001
Page 16

                 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
      RESTATED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                               (Unaudited)
                  (In millions except per share amounts)

                                                    Jan. 31, 2001    April 30, 2001    July 31, 2001
                                                      (Restated)       (Restated)       (Restated)
                                                    -------------   ---------------    -------------
Net revenue                                          $    12,398    $    11,668        $    10,284

Costs and expenses:
  Cost of products sold and services                       9,060          8,724              7,609
  Research and development                                   654            683                660
  Selling, general and administrative                      1,742          1,869              1,762
                                                    -------------   ---------------    -------------
      Total costs and expenses                            11,456         11,276             10,031
                                                    -------------   ---------------    -------------
Earnings from operations                                     942            392                253
Interest and other, net                                       97             39                 42
                                                    -------------   ---------------    -------------

Earnings before extraordinary item, cumulative
 effect of change in accounting principle
 and taxes                                                 1,039            431                295
Provision for taxes                                          227             95                 65
                                                    -------------   ---------------    -------------

Net earnings from continuing operations before
 extraordinary item and cumulative effect of change
 in accounting principle                             $       812    $       336        $       230
                                                    =============   ===============    =============
Earnings per share before extraordinary item
 and cumulative effect of change in accounting
 principle:
  Basic                                              $      0.42    $      0.17        $      0.12
  Diluted                                            $      0.41    $      0.17        $      0.12

Cash dividends declared per share                    $      0.16    $        -         $      0.16

Average number of shares and share equivalents:
  Basic                                                    1,930          1,935              1,936
  Diluted                                                  1,996          1,987              1,967


The amounts previously reported in HP's Quarterly Reports on Form 10-Q have been adjusted for the following items to reflect the restated amounts presented above:

Net revenue:
  SAB 101 (a)                                        $       387    $       (23)       $        48
  EITF 00-25 (b)                                             (40)           (15)               (11)
  Financing interest income (c)                              103             99                100
                                                    -------------   ---------------    -------------
                                                             450             61                137

Cost of products sold and services:
  SAB 101 (a)                                                280              2                 33
  Financing interest expense (c)                              77             55                 56
                                                    -------------   ---------------    -------------
                                                             357             57                 89

Operating expense:
  EITF 00-25 (b)                                             (40)           (15)               (11)

Interest and other, net:
  Financing interest income (c)                             (103)           (99)              (100)
  Financing interest expense (c)                              77             55                 56
                                                    -------------   ---------------    -------------
                                                             (26)           (44)               (44)

Income tax effect                                             22             (5)                 3
                                                    -------------   ---------------    -------------
Total restatement adjustments before cumulative
  effect of change in accounting principle           $        85    $       (20)       $        12
                                                    =============   ===============    =============

(a)  HP adopted Securities and Exchange Commission Staff Accounting Bulletin
     No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements" in the fourth quarter of fiscal year 2001. This accounting change was adopted effective as of the first quarter of fiscal year 2001. Accordingly, HP has restated its consolidated results of operations for the first three quarters of fiscal year 2001, including a cumulative effect of change in accounting principle, which was recorded as a reduction of net income as of the beginning of the first quarter of fiscal year 2001.

(b) HP adopted Emerging Issues Task Force Issue No. 00-25 ("EITF 00-25"), "Vendor Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products" in the fourth quarter of fiscal year 2001. HP has restated its consolidated results of operations for all periods presented to reflect this accounting change.

(c) HP adopted a new accounting policy in the fourth quarter of fiscal year 2001 related to the classification of financing interest income and expense. Previously, HP recorded financing interest and expense as non-operating interest income and expense, respectively. Under the new policy, financing interest income and expense are classified as revenue and costs of products sold and services, respectively. HP has restated its consolidated results of operations for all periods presented to reflect this change in accounting policy.


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